UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 23, 2018

AVRA MEDICAL ROBOTICS, INC.

(Exact name of registrant as specified in charter)

Florida

(State or other jurisdiction of incorporation)

333-216054	47-3478854
(Commission File Number)	(IRS Employer Identification No.)

3259 Progress Drive, Suite 112A, Orlando, FL 32826
(Address of principal executive offices and zip code)

(407) 956-2250
(Registrant’s telephone number including area code)

Former Name or Former Address (If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

When used in this Current Report on Form 8-K, unless otherwise indicated, the terms “AVRA,” “the Company,” “we,” “us” and “our” refer to AVRA Medical Robotics, Inc.

Item 3.02	Unregistered Sales of Equity Securities.

On February 23, 2018, the board of directors of AVRA authorized the issuance of an aggregate of 218,000 shares of AVRA’s common stock (the “Shares”) as follows:

●	150,000 Shares at a value of $1.25 per Share, to six consultants and service providers for services rendered through December 31, 2017;

●	35,000 Shares, at a value of $1.25 per Share, to Farhan Taghizadeh, M.D., AVRA’s Chief Medical Officer, for services rendered during the period September 1, 2017 to December 31, 2017; and

●	19,500 and 13,500 Shares, at a value of $2.00 per Share, to Barry F. Cohen and A. Christian Schauer, our Chief Executive Officer and Chief Financial Officer, respectively, pursuant to Conversion Agreements with each of such officers, under which they converted all accrued but unpaid compensation due them under their respective employment agreements with the Company into Shares.

The Shares were issued pursuant to the exemptions from registration afforded by Section 4(a)(2) under the Securities Act of 1933, as amended and Regulation D and Rule 701 thereunder.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 1, 2018:

●	A. Christian Schauer, our Chief Financial Officer, resigned from such position and joined AVRA’s board of directors as a non-employee director; and

●	Nikhil Shah, D.O., resigned from our board of directors and instead was appointed the Company’s Chief Strategy Officer.

In connection with his employment as Chief Strategy Officer, the Company granted Dr. Shah a 300,000 Share stock award under its 2016 Incentive Stock Plan, which vests in five equal annual installments of 60,000 Shares each, commencing March 1, 2019.

The disclosure set forth in Item 3.02 of this Current Report on Form 8-K is incorporated into this item by reference.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description of Exhibit

10.10	Conversion Agreement between the Company and Barry F. Cohen

10.11	Conversion Agreement between the Company and A. Christian Schauer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVRA MEDICAL ROBOTICS, INC.

Date: March 16, 2018	By:	/s/ Barry F. Cohen
Barry F. Cohen, Chief Executive Officer
(Principal Executive Officer)